UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2010

BrandPartners Group Inc.
(Exact name of Company as specified in its charter)

Delaware	0-16530	13-3236325
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)
of Incorporation)

10 Main Street, Rochester, NH 03839

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (800) 732-3999

N/A

(Former name or former address, if changed since last report)

☐           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Effective March 15, 2010, the Company and its wholly owned subsidiary BrandPartners Retail, Inc. and Grafico Incorporated entered into a Waiver and Amendment No. 6 to a Note originally issued and sold to its subordinated lender on October 22, 2001 as the Company continues to work to restructure the facility with its subordinated lender. The Waiver and Amendment No. 6 provides for the waiver of certain financial covenants as well as interest payable on March 15, 2010 being deferred until April 15, 2010.

Item 9.01 Financial Statements and Exhibits

 (c) Exhibits furnished with this report.

Exhibit No.	Description

10.1	Form of Amendment No. 6 to Note by and among BrandPartners Group, Inc., BrandPartners Retail, Inc., Grafico Incorporated and Corporate Mezzanine II, L.P. dated as of March 15, 2010.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDPARTNERS GROUP INC.

Date: March 19, 2010
	By:	/s/ James F. Brooks
James F. Brooks, Chairman, President and Chief Executive Officer